                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10491
                                                     ---------

                         Nuveen Real Estate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN
                                                     REAL ESTATE
                                                     INCOME FUND
                                                     JRS

        High Current Income from a Portfolio of
           Commercial Real Estate Investments

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JRS

The Nuveen Real Estate Income Fund (JRS) is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated (SC-R&M), a wholly-owned subsidiary of J.P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 25 years of experience in managing real estate investments, lead the team and have managed JRS since its inception in 2001. Here they talk about the economic environment and performance of the Fund over the twelve-month period.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2007?

During the first part of the period, equities generally performed well as favorable corporate earnings and export-driven economic growth were sufficient to offset some growing anxiety over the deteriorating housing and mortgage markets. The second half of the year was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the impact began to spread beyond mortgage lenders to international and domestic money center banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half a percentage point in September, by another quarter of a percentage point in October and yet another quarter point in December. (On January 22 and 29, 2008 after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------


Amidst otherwise healthy operating conditions for commercial properties, Real Estate Investment Trust (REIT) stock prices declined significantly, and especially in the fourth quarter, as investors sold to escape turbulence in the real estate lending markets and questioned the potential for a broader impact on market liquidity and asset pricing. For the reporting period, health care, industrial and mall companies were performance leaders, while the relative underperformers in 2007 were the self-storage, multi-family and lodging companies.

Real estate debt markets took center stage in 2007 as growing credit problems in residential real estate--single-family homes and condominiums--unleashed a cascading series of market forces and events. While centered around sub-prime and adjustable rate residential mortgages, debt markets reacted to the broader issues of lax underwriting standards and complex bundled structures, withdrawing liquidity and pushing up spreads across the entire spectrum of securitized real estate debt instruments, including those backed by commercial real estate where no adverse credit patterns have been evident. With securitized debt markets stalled, lenders accumulated loans on their balance sheets and warehouse lines, straining capacity and adding to a reluctance to lend.

These forces were much in evidence in the pricing movements of real estate stocks during 2007, compounding a palpable tension that existed in the market early in the year as valuations ran-up in the after-glow of the Equity Office Properties--Blackstone transaction. Investors began to wonder whether tighter debt markets would spell a repricing for commercial real estate after a lengthy period of escalating values. Importantly, the second half of 2007 was the first period since early 2005 where there was not an active pace of REIT privatization and merger and acquisition announcements.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS REPORTING PERIOD?

We continued to maintain significant property type and geographic diversification while taking into account company credit quality, sector and security-type allocations. As in past years, investment decisions were based on a multi-layered analysis of the company, the real estate it owned, its management, and the relative price of the security, with a focus on securities that we believed would be best positioned to generate sustainable income and price appreciation over the long-run.

Across all real estate sectors, we favored companies with properties located in the strongest markets. Generally, these markets were defined by high barrier to entry, which constrained new construction -- a condition that in the past often has indicated the long-term potential to provide significant value enhancement and a real inflation hedge.

The ability to shift allocations between preferred and common stock based on the relative attractiveness of these two distinct security types continued to be an important tool in managing JRS for income and long-term capital appreciation. For 2007, we continued to tilt the portfolio toward common stocks, which at the end of 2007 represented 71% of the portfolio. The remaining portfolio allocation was to preferred stocks.

HOW DID THE FUND PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of JRS, as well as that of a comparative index and benchmark, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For the periods ended 12/31/07

                                                                 1-YEAR     5-YEAR
----------------------------------------------------------------------------------
JRS(1  )                                                        -29.30%     12.52%
Dow Jones Wilshire Real Estate Securities Index(2)              -17.66%     18.63%
Comparative Benchmark(3)                                        -14.25%     11.82%


--------------------------------------------------------------------------------
  Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
 Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.
--------------------------------------------------------------------------------


For the twelve months ended December 31, 2007, the total return on net asset value for the Fund underperformed the Dow Jones Wilshire Real Estate Securities Index and a comparative benchmark. The index and benchmark negative returns show clearly that 2007 presented a very challenging and unforgiving market environment. The Fund's relative underperformance was in large part due to its use of financial leverage. Over this past year, leverage tended to exacerbate the price declines suffered by the Fund's holdings. However, leverage is a strategy that the Fund has used since its inception, and, as the five-year returns of the Fund and comparative benchmark show, has made a positive contribution to net performance over time. We believe this strategy will continue to provide opportunities for enhanced distributions and total return in the future.

--------------------------------------------------------------------------------
  1 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. Common shareholders on record date are entitled to take an offsetting tax credit for their pro-rata share of the taxes paid by the Fund. The total return shown does not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding total return on NAV for the 1-year and 5-year periods ended
         December 31, 2007 when this benefit is included are -24.40% and 14.65%, respectively.
    2 The Dow Jones Wilshire Real Estate Securities Index is a broad, unmanaged, capitalization-weighted measure of the performance of publicly-traded REITs and other real estate operating companies.
     3 The comparative benchmark is based on the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL financial LC real estate database through 6/30/07. Beginning in July 2007, the benchmark is based on the preferred and all common stocks in the database.
              Returns are computed from this database by a third party provider.
--------------------------------------------------------------------------------


In addition to leverage, the Fund's tilt toward common stocks throughout 2007 also hurt its overall performance versus the Dow Jones Wilshire Real Estate Securities Index, as the more defensive position of preferred securities in an issuer's capital structure and their generally higher dividend yields resulted in better relative performance in a turbulent pricing environment. Finally, the Fund increased its exposure to high quality regional mall and office holdings (Simon Property Group, Boston Properties and SL Green Realty) as it reinvested proceeds from positions that were taken private earlier in 2007. The initial returns of these positions also served to constrain returns in 2007, but we believe they have the potential to enhance the performance of the Fund over a complete investment cycle.

Not all the news was negative. The Fund's ownership of securities of several other companies that were subject to merger and acquisition activities during the first half of 2007 had a positive impact on performance. Specifically four companies (Equity Office Properties, Archstone Smith Trust, Republic Property Trust and Crescent Real Estate) were acquired during the period by third parties at significant premiums to trading values prior to the announced deals. Another area of positive performance for the Fund was its significant overweight in health care oriented companies, which were relatively strong performers in 2007 due to the defensive nature of their long leases and steady demand.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

During February 2008, after the close of this reporting period, regularly scheduled auctions for the Taxable Auctioned Preferred shares issued by your Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many Taxable Auctioned Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. It is important to note this decline in liquidity did not lower the credit quality of these shares, and that Taxable Auctioned Preferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the Taxable Auctioned Preferred stock. At the time this report was prepared, the Fund's managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered. The Fund's managers are working diligently to develop mechanisms designed to improve the liquidity of the Taxable Auctioned Preferred shares, but at present there is no assurance that these efforts will succeed.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future common share earnings may be marginally lower than they otherwise might have been.

Common Share

Distribution and Share Price
                                                                     INFORMATION

On March 1, 2007, Nuveen Investments announced that the Fund would move from a monthly to a quarterly common share distribution schedule. The last monthly distribution was paid on April 2, 2007, and first quarterly distribution was paid on July 2, 2007.

The Fund employs financial leverage through the issuance of Taxable Auctioned Preferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings, (net investment income), total returns and distributions over time, but--as noted earlier--also increases the variability of common shareholders' net asset value per share in response to changing market conditions. Financial leverage contributed positively to the Fund's common share net earnings over the reporting period, but detracted from the Fund's overall common share total return.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

- The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's common share distributions and total return performance for the fiscal year ended December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

-----------------------------------------------------------------------------
AS OF 12/31/07 (COMMON SHARES)                                            JRS
-----------------------------------------------------------------------------
 Inception date                                                      11/15/01
 Calendar year:
   Per share distribution:
   From net investment income                                           $0.69
   From short-term capital gains                                           --
   From long-term capital gains                                          1.59
   From return of capital                                                  --
                                                                     --------
 Total per share distribution                                           $2.28
                                                                     ========

 Distribution rate on NAV                                              13.54%

 Annualized total returns:
  Excluding retained gain tax credit/refund(4):
   1-year on NAV                                                     (29.30)%
   5-year on NAV                                                       12.52%
   Since inception on NAV                                              11.61%

  Including retained gain tax credit/refund(4):
   1-year on NAV                                                     (24.40)%
   5-year on NAV                                                       14.65%
   Since inception on NAV                                              13.34%
-----------------------------------------------------------------------------

As of December 31, 2007, the Fund was trading at a -5.70% discount to its NAV, compared with an average discount of -0.56% for the entire twelve-month period.

--------------------------------------------------------------------------------
4 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to Common shareholders on record date of these tax credits/refunds.
--------------------------------------------------------------------------------

Retention of Realized Long-Term
                                                                   CAPITAL GAINS

On December 14, 2007, the Fund announced it would retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and would pay any required federal corporate income taxes on these gains.

We believe retaining realized long-term capital gains enables the Fund to better preserve and grow its capital base for long-term investors. This increases earnings potential over time, providing the opportunity for more stable growth of distributions and high share prices.

Common shareholders of record on December 31, 2007, holding the Fund in a taxable account must include their pro-rata share of the Fund's retained gains as reported on IRS Form 2439 on their 2007 federal income tax returns. They will be entitled to take an offsetting federal income tax credit equal to their pro-rata share of taxes the Fund paid on its retained gains. Common shareholders also will be entitled to increase their Fund investments' cost basis by the net amount of gains retained by the Fund. The Fund's net asset value on December 27, 2007, was reduced to reflect the accrual of the Fund's estimated tax liability.

The Fund's final per share retained long-term capital gains and corresponding federal corporate income taxes paid are as follows:

PER SHARE                                                       JRS
----------------------------------------------------------------------
Long-Term Capital Gain Retained                               $ 3.4576
Less Federal Income Taxes Paid by Fund                         (1.2102)
NET LONG-TERM CAPITAL GAIN RETAINED                           $ 2.2474
----------------------------------------------------------------------

Final amounts for retained gains and taxes paid will be reported to shareholders of record on IRS Form 2439. Investors who hold shares in "street name" should receive Form 2439 from their brokerage firm by March 31, 2008. Investors who own shares directly through the Funds' transfer agent will receive Form 2439 in mid-February 2008. These gains will not be reported on Form 1099-DIV, which only reflects realized capital gains actually distributed to shareholders and taxable in 2007. Shareholders who held Funds in a taxable account should wait to file their tax returns until both Form 2439 and 1099-DIV are received. More details about these Funds, as well as additional information on retained capital gains and related tax information are available on www.nuveen.com/taxinfo.

       JRS                             Nuveen Real Estate
       PERFORMANCE                     Income Fund
       OVERVIEW
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)(3)
     (PIE CHART)

Real Estate Investment Trust Common Stocks                                       71.3
Short-Term Investments                                                            0.6
Real Estate Investment Trust Preferred Stocks                                    28.1

2007 DISTRIBUTIONS PER SHARE(5)
     (BAR CHART)

Jan                                                                              0.19
Feb                                                                              0.19
Mar                                                                              0.19
Jun                                                                              0.57
Sep                                                                              0.57
Dec                                                                              0.57
                                                                                    -

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (LINE GRAPH)

1/01/07                                                                         28.3800
                                                                                27.3101
                                                                                28.1900
                                                                                28.6200
                                                                                28.9700
                                                                                29.9800
                                                                                29.0200
                                                                                28.3800
                                                                                28.1100
                                                                                26.4500
                                                                                27.4000
                                                                                26.7000
                                                                                27.8000
                                                                                26.8700
                                                                                26.9200
                                                                                26.6800
                                                                                27.2500
                                                                                26.9500
                                                                                26.3000
                                                                                25.7500
                                                                                24.0000
                                                                                25.0000
                                                                                25.9000
                                                                                25.6800
                                                                                24.5000
                                                                                23.3500
                                                                                24.0500
                                                                                24.3500
                                                                                23.5500
                                                                                22.7500
                                                                                20.0000
                                                                                20.2700
                                                                                20.9300
                                                                                20.3500
                                                                                22.0000
                                                                                22.0000
                                                                                22.0000
                                                                                21.1600
                                                                                22.4000
                                                                                22.6000
                                                                                23.3500
                                                                                23.1000
                                                                                21.8500
                                                                                22.2500
                                                                                21.2500
                                                                                19.1000
                                                                                19.1500
                                                                                18.5800
                                                                                19.2500
                                                                                19.8000
                                                                                17.6100
                                                                                16.2500
                                                                                15.7000
12/31/07                                                                        15.8800


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price(1)                                                          $15.88
-------------------------------------------------------------------------------------
Common Share Net Asset Value(1)                                                $16.84
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -5.70%
-------------------------------------------------------------------------------------
Current Distribution Rate(2)                                                   14.36%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $476,504
-------------------------------------------------------------------------------------


INDUSTRIES
(as a % of total investments)(3)

-------------------------------------------------------------------------------------
Specialized                                                                     35.4%
-------------------------------------------------------------------------------------
Retail                                                                          23.4%
-------------------------------------------------------------------------------------
Office                                                                          17.0%
-------------------------------------------------------------------------------------
Residential                                                                     15.4%
-------------------------------------------------------------------------------------
Diversified                                                                      4.8%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           0.6%
-------------------------------------------------------------------------------------
Other                                                                            3.4%
-------------------------------------------------------------------------------------


TOP FIVE COMMON STOCK ISSUERS
(as a % of total investments)(3)

------------------------------------------------------------------------------------
Macerich Company                                                                6.2%
------------------------------------------------------------------------------------
Ventas Inc.                                                                     6.1%
------------------------------------------------------------------------------------
AvalonBay Communities, Inc.                                                     5.5%
------------------------------------------------------------------------------------
Simon Property Group, Inc.                                                      4.9%
------------------------------------------------------------------------------------
Senior Housing Properties Trust                                                 4.9%
------------------------------------------------------------------------------------


TOP FIVE PREFERRED STOCK ISSUERS
(as a % of total investments)(3)

------------------------------------------------------------------------------------
Public Storage, Inc.                                                            3.0%
------------------------------------------------------------------------------------
Lexington Realty Trust                                                          2.4%
------------------------------------------------------------------------------------
Highwoods Properties, Inc.                                                      1.9%
------------------------------------------------------------------------------------
Maguire Properties, Inc.                                                        1.9%
------------------------------------------------------------------------------------
Ashford Hospitality Trust, Inc.                                                 1.8%
------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(4)
(Inception 11/15/01)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -38.06%      -29.30%

-------------------------------------------------------------------------------------
5-Year                                                             10.08%      12.52%

-------------------------------------------------------------------------------------
Since Inception                                                     9.97%      11.61%

-------------------------------------------------------------------------------------

1 Common Share Net Asset Value (NAV) reflects an adjustment, made subsequent to
  December 31, 2007, for the amount of the tax liability associated with the Fund's retention of a portion of its long-term capital gains and the Fund's payment of federal corporate income tax thereon, and therefore differs from the NAV published shortly after that date. The Common Share Price is actual as of December 31, 2007, and did not reflect the knowledge of the subsequent adjustment to NAV.
2 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.
3 Excluding derivative transactions.
4 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take an offsetting tax credit, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding average annual total returns on share price when this benefit is included are -33.51%, 12.29% and 11.78% for the 1-year, 5-year and since inception periods, respectively. The Fund's corresponding average annual total returns on NAV when this benefit is included are -24.40%, 14.65% and 13.34%, for the 1-year, 5-year and since inception periods, respectively.

5 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

           SHAREHOLDER MEETING REPORT

           The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007.

                                                                                  JRS
-------------------------------------------------------------------------------------
                                                                           Common and
                                                                            Preferred
                                                                        shares voting
                                                                             together
                                                                           as a class
-------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
    For                                                                    12,745,252
    Against                                                                   482,045
    Abstain                                                                   412,599
    Broker Non-Votes                                                        4,341,363
-------------------------------------------------------------------------------------
   Total                                                                   17,981,259
-------------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET MANAGEMENT AND
SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED:
    For                                                                    12,667,229
    Against                                                                   513,296
    Abstain                                                                   459,371
    Broker Non-Votes                                                        4,341,363
-------------------------------------------------------------------------------------
   Total                                                                   17,981,259
-------------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
FOR THE CURRENT FISCAL YEAR:
    For                                                                    17,428,588
    Against                                                                   253,675
    Abstain                                                                   298,996
-------------------------------------------------------------------------------------
   Total                                                                   17,981,259
-------------------------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     THE BOARD OF TRUSTEES AND SHAREHOLDERS
     NUVEEN REAL ESTATE INCOME FUND


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Estate Income Fund (the "Fund") as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Estate Income Fund at December 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                               (ERNST & YOUNG LLP LOGO)

Chicago, Illinois
February 26, 2008

         JRS
          Nuveen Real Estate Income Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 119.4% (71.3% OF TOTAL INVESTMENTS)
             INDUSTRIAL - 4.2%
 1,823,900   DCT Industrial Trust Inc.                                                                       $   16,980,509
    90,500   First Industrial Realty Trust, Inc.                                                                  3,131,300
---------------------------------------------------------------------------------------------------------------------------
             Total Industrial                                                                                    20,111,809
             --------------------------------------------------------------------------------------------------------------
             OFFICE - 20.1%
   153,400   Boston Properties, Inc.                                                                             14,083,654
 1,195,300   Brandywine Realty Trust                                                                             21,431,729
 1,090,500   Mack-Cali Realty Corporation                                                                        37,077,000
   246,400   SL Green Realty Corporation                                                                         23,028,544
---------------------------------------------------------------------------------------------------------------------------
             Total Office                                                                                        95,620,927
             --------------------------------------------------------------------------------------------------------------
             RESIDENTIAL - 20.3%
   315,300   Apartment Investment & Management Company, Class A                                                  10,950,369
   464,500   AvalonBay Communities, Inc.                                                                         43,728,030
   727,700   Equity Residential                                                                                  26,539,219
   443,700   Post Properties, Inc.                                                                               15,582,744
---------------------------------------------------------------------------------------------------------------------------
             Total Residential                                                                                   96,800,362
             --------------------------------------------------------------------------------------------------------------
             RETAIL - 32.6%
   413,800   Federal Realty Investment Trust                                                                     33,993,670
   691,000   Macerich Company                                                                                    49,102,460
   450,000   Simon Property Group, Inc.                                                                          39,087,000
   449,800   Weingarten Realty Investors Trust                                                                   14,141,712
 1,043,100   Westfield Group                                                                                     19,070,541
---------------------------------------------------------------------------------------------------------------------------
             Total Retail                                                                                       155,395,383
             --------------------------------------------------------------------------------------------------------------
             SPECIALIZED - 42.2%
 3,430,000   Ashford Hospitality Trust Inc.                                                                      24,661,700
   791,400   Cogdell Spencer Inc.                                                                                12,607,002
 1,029,600   DiamondRock Hospitality Company                                                                     15,423,408
 1,960,000   Extra Space Storage Inc.                                                                            28,008,400
   933,800   Health Care Property Investors Inc.                                                                 32,477,564
 1,716,100   Senior Housing Properties Trust                                                                     38,921,149
 1,081,600   Ventas Inc.                                                                                         48,942,400
---------------------------------------------------------------------------------------------------------------------------
             Total Specialized                                                                                  201,041,623
             --------------------------------------------------------------------------------------------------------------
             TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS                                                   568,970,104
              (COST $524,316,937)
             ==============================================================================================================
    SHARES   DESCRIPTION (1)                                          COUPON                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 47.1% (28.1% OF TOTAL INVESTMENTS)
             DIVERSIFIED - 8.0%
   529,942   Duke-Weeks Realty Corporation                             6.950%                                $   10,678,331
   150,000   Lexington Corporate Properties Trust, Series B            8.050%                                     3,127,500
   850,000   Lexington Realty Trust                                    7.550%                                    16,235,000
   400,000   PS Business Parks, Inc., Series O                         7.375%                                     8,140,000
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                                   38,180,831
             --------------------------------------------------------------------------------------------------------------
             MORTGAGE - 1.7%
   400,000   Gramercy Capital Corporation                              8.125%                                     7,880,000
---------------------------------------------------------------------------------------------------------------------------
             OFFICE - 8.4%
   160,000   Alexandria Real Estate Equities Inc., Series C            8.375%                                     4,200,000
   200,000   Corporate Office Properties Trust, Series G               8.000%                                     4,350,000
    12,141   Highwoods Properties, Inc., Series A                      8.625%                                    13,484,098
    57,612   Highwoods Properties, Inc., Series B                      8.000%                                     1,370,013
    81,000   HRPT Properties Trust, Series C                           7.125%                                     1,636,200
 1,062,200   Maguire Properties, Inc., Series A                        7.625%                                    14,807,068
---------------------------------------------------------------------------------------------------------------------------
             Total Office                                                                                        39,847,379
             --------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                          COUPON                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             RESIDENTIAL - 5.5%
   511,100   Apartment Investment & Management Company, Series         7.750%                                $   10,692,212
              U
   183,000   Apartment Investment & Management Company, Series         7.875%                                     3,665,490
              Y
   101,900   BRE Properties, Series C                                  6.750%                                     1,970,746
   505,900   BRE Properties, Series D                                  6.750%                                    10,118,000
---------------------------------------------------------------------------------------------------------------------------
             Total Residential                                                                                   26,446,448
             --------------------------------------------------------------------------------------------------------------
             RETAIL - 6.5%
   160,000   Cedar Shopping Centers Inc., Series A                     8.875%                                     3,760,000
   113,000   Glimcher Realty Trust, Series F                           8.750%                                     2,322,150
   154,300   Glimcher Realty Trust, Series G                           8.125%                                     2,947,130
   400,000   Kimco Realty Corporation, Series G                        7.750%                                     9,274,000
   125,000   Saul Centers, Inc., Series A                              8.000%                                     3,087,500
   400,000   Taubman Centers, Inc., Series H                           7.625%                                     9,520,000
---------------------------------------------------------------------------------------------------------------------------
             Total Retail                                                                                        30,910,780
             --------------------------------------------------------------------------------------------------------------
             SPECIALIZED - 17.0%
   640,000   Ashford Hospitality Trust, Inc., Series D                 8.450%                                    12,160,000
   130,000   Ashford Hospitality Trust, Series A                       8.550%                                     2,437,500
   546,900   FelCor Lodging Trust Inc., Series C                       8.000%                                    10,144,995
   120,000   Hersha Hospitality Trust, Series A                        8.000%                                     2,568,000
   800,000   Hospitality Properties Trust, Series C                    7.000%                                    14,400,000
 1,000,000   Public Storage, Inc., Series I                            7.250%                                    21,040,000
   151,700   Public Storage, Inc.                                      6.750%                                     2,980,905
   175,000   Strategic Hotel Capital Inc., Series B                    8.250%                                     3,368,750
   320,000   Strategic Hotel Capital Inc., Series C                    8.250%                                     6,240,000
   300,000   Sunstone Hotel Investors Inc., Series A                   8.000%                                     5,859,000
---------------------------------------------------------------------------------------------------------------------------
             Total Specialized                                                                                   81,199,150
             --------------------------------------------------------------------------------------------------------------
             TOTAL REAL ESTATE INVESTMENT TRUST PREFERRED                                                       224,464,588
              STOCKS (COST $279,109,857)
             ==============================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 1.0% (0.6% OF TOTAL INVESTMENTS)
 $    4,947    Repurchase Agreement with Fixed Income Clearing           1.000%       1/02/08                  $    4,947,040
                Corporation, dated 12/31/07, repurchase price
                $4,947,315, collateralized by $3,620,000 U.S.
                Treasury Bond, 7.625%, due 2/15/25, value
                $5,049,900
 ==========    --------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $4,947,040)                                                       4,947,040
               ==============================================================================================================
               TOTAL INVESTMENTS (COST $808,373,834) - 167.5%                                                     798,381,732
               --------------------------------------------------------------------------------------------------------------
               BORROWINGS - (14.7)% (2)                                                                           (70,000,000)
               --------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - (6.2)%                                                             (29,877,348)
               ==============================================================================================================
               TAXABLE AUCTIONED PREFERRED SHARES, AT LIQUIDATION                                                (222,000,000)
                VALUE - (46.6)% (2)
               --------------------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                   $  476,504,384
               ==============================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2007:

                                                FUND                                   FIXED RATE                    UNREALIZED
                             NOTIONAL    PAY/RECEIVE      FLOATING RATE    FIXED RATE     PAYMENT  TERMINATION     APPRECIATION
   COUNTERPARTY                AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)   FREQUENCY         DATE   (DEPRECIATION)
   ----------------------------------------------------------------------------------------------------------------------------
   Citigroup Inc.         $43,000,000        Receive  1-Month USD-LIBOR        5.190%     Monthly     2/06/09    $    (580,419)
   ============================================================================================================================
   USD-LIBOR (United States Dollar-London Interbank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Borrowings and Taxable Auctioned Preferred Shares, at Liquidation Value as a percentage of total investments are (8.8)% and (27.8)%, respectively.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                December 31, 2007

----------------------------------------------------------------------------
ASSETS
Investments, at value (cost $808,373,834)                      $798,381,732
Dividends and interest receivable                                 7,631,890
Other assets                                                        110,717
----------------------------------------------------------------------------
     Total assets                                               806,124,339
----------------------------------------------------------------------------
LIABILITIES
Borrowings                                                       70,000,000
Payable for federal corporate income tax                         34,250,000
Unrealized depreciation on interest rate swaps                      580,419
Payable for investments purchased                                 1,437,224
Accrued expenses:
  Management fees                                                   473,753
  Interest on borrowings                                            373,498
  Other                                                             349,900
Taxable Auctioned Preferred shares dividends payable                155,161
----------------------------------------------------------------------------
     Total liabilities                                          107,619,955
----------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value        222,000,000
----------------------------------------------------------------------------
Net assets applicable to Common shares                         $476,504,384
----------------------------------------------------------------------------
Common shares outstanding                                        28,302,032
----------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to Common shares, divided by Common shares
  outstanding)                                                 $      16.84
============================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------
Common shares, $.01 par value per share                        $    283,020
Paid-in surplus(1)                                              487,012,448
Undistributed (Over-distribution of) net investment income         (218,563)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                                --
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                   (10,572,521)
----------------------------------------------------------------------------
Net assets applicable to Common shares                         $476,504,384
============================================================================
Authorized shares:
  Common                                                          Unlimited
  Taxable Auctioned Preferred                                     Unlimited
============================================================================

(1) Includes retained realized long-term capital gains of $97,857,143, net of federal corporate income taxes of $34,250,000.
                                 See accompanying notes to financial statements.

    Statement of

    OPERATIONS

                                                Year ended December 31, 2007

------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $  30,956,363
Interest                                                               996,627
------------------------------------------------------------------------------
Total investment income                                             31,952,990
------------------------------------------------------------------------------
EXPENSES
Management fees                                                      8,425,326
Taxable Auctioned Preferred shares - auction fees                      555,000
Taxable Auctioned Preferred shares - dividend disbursing
  agent fees                                                            24,750
Shareholders' servicing agent fees and expenses                          3,949
Interest expense on borrowings                                       3,826,095
Fees on borrowings                                                     252,366
Custodian's fees and expenses                                          163,666
Trustees' fees and expenses                                             39,664
Professional fees                                                       71,760
Shareholders' reports - printing and mailing expenses                  144,552
Stock exchange listing fees                                              2,395
Investor relations expense                                             152,061
Other expenses                                                          42,632
------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                     13,704,216
  Custodian fee credit                                                  (6,509)
  Expense reimbursement                                             (2,383,592)
------------------------------------------------------------------------------
Net expenses                                                        11,314,115
------------------------------------------------------------------------------
Net investment income                                               20,638,875
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments (net of federal corporate income taxes of
    $34,250,000 on long-term capital gains retained)               118,618,365
  Interest rate swaps                                                   87,093
  Foreign currencies                                                   (62,660)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                     (334,383,157)
  Interest rate swaps                                                 (479,391)
------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (216,219,750)
------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                          (1,391,546)
From accumulated net realized gains                                (10,185,715)
------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Taxable Auctioned Preferred shareholders        (11,577,261)
------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $(207,158,136)
------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                                                    YEAR ENDED      YEAR ENDED
                                                                      12/31/07        12/31/06
----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $  20,638,875    $ 28,427,511
Net realized gain (loss) from:
  Investments (net of federal corporate income taxes of
  $34,250,000 and $15,719,306, respectively,
  on long-term capital gains retained)                             118,618,365      52,460,690
  Interest rate swaps                                                   87,093         (17,122)
  Foreign currencies                                                   (62,660)             --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                     (334,383,157)     98,615,287
  Interest rate swaps                                                 (479,391)        551,230
Distributions to Taxable Auctioned Preferred shareholders:
  From net investment income                                        (1,391,546)     (3,850,141)
  From accumulated net realized gains                              (10,185,715)     (5,800,915)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                          (207,158,136)    170,386,540
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                         (19,396,670)    (37,860,356)
From accumulated net realized gains                                (45,001,326)    (17,451,897)
----------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                             (64,397,996)    (55,312,253)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due
  to reinvestment of distributions                                   2,941,752       1,140,553
Taxable Auctioned Preferred shares offering costs and
  adjustments                                                               --        (745,000)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share transactions                             2,941,752         395,553
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                          (268,614,380)    115,469,840
Net assets applicable to Common shares at the beginning of
  year                                                             745,118,764     629,648,924
----------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year        $ 476,504,384    $745,118,764
----------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of year                                             $    (218,563)   $   (174,171)
----------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           CASH FLOWS

                                                Year ended December 31, 2007

----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                      $(207,158,136)
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations
  to net cash provided by (used in) operating activities:
  Purchases of investments                                     (415,218,093)
  Proceeds from sales of investments                            455,796,743
  Proceeds from (Purchases of) short-term investments, net        3,289,602
  Proceeds from sales of interest rate swaps                         87,093
  (Increase) Decrease in receivable for dividends and
  interest                                                       (2,166,649)
  (Increase) Decrease in other assets                               (67,802)
  Increase (Decrease) in payable for federal corporate
  income tax                                                     18,530,694
  Increase (Decrease) in payable for investments purchased        1,437,224
  Increase (Decrease) in accrued management fees                    (79,989)
  Increase (Decrease) in interest on borrowings                      31,273
  Increase (Decrease) in accrued other liabilities                  161,180
  Increase (Decrease) in Taxable Auctioned Preferred shares
  dividends payable                                                   3,060
  Net realized (gain) loss from investments                    (118,618,365)
  Net realized (gain) loss from interest rate swaps                 (87,093)
  Net realized gain (loss) from foreign currencies                   62,660
  Change in net unrealized (appreciation) depreciation of
  investments                                                   334,383,157
  Change in net unrealized (appreciation) depreciation of
  interest rate swaps                                               479,391
  Federal corporate income taxes on retained capital gains      (34,250,000)
  Capital gain and return of capital distributions from
  investments                                                    24,895,058
----------------------------------------------------------------------------
  Net cash provided by (used in) operating activities            61,511,008
----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                  (61,456,244)
(Increase) Decrease in deferred Taxable Auctioned Preferred
  offering costs                                                    (54,764)
----------------------------------------------------------------------------
  Net cash provided by (used in) financing activities           (61,511,008)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                          --
Cash at the beginning of year                                            --
----------------------------------------------------------------------------
CASH AT THE END OF YEAR                                       $          --
============================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest on borrowings during the fiscal year ended December 31, 2007, was $3,794,822.
Cash paid for federal corporate income taxes was $15,719,306.
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $2,941,752.
                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and interest rate swap contracts are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for a security or interest rate swap contract, the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. During the tax year ended December 31, 2007, the Fund retained $97,857,143 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $34,250,000, the net of which has been reclassified to Paid-in surplus. During the tax year ended December 31, 2006, the Fund retained $44,912,302 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $15,719,306.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund's tax return and concluded the adoption of FIN 48 resulted in no impact to the Fund's net assets or results of operations as of and during the fiscal year ended December 31, 2007.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2007, the character of distributions to the Fund from the REITs was 56.24% ordinary income, 35.04% long-term and short-term capital gains, and 8.72% return of REIT capital. For the fiscal year ended December 31, 2006, the character of distributions to the Fund from the REITs was 64.23% ordinary income, 26.69% long-term and short-term capital gains, and 9.08% return of REIT capital.

For the fiscal years ended December 31, 2007 and December 31, 2006, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2007 and December 31, 2006, are reflected in the accompanying financial statements.

Taxable Auctioned Preferred Shares

The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W, 2,000 Series Th and 1,720 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions

The Fund is authorized to invest in interest rate swap transactions. The Fund's use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty paying or receiving a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

   Notes to
   FINANCIAL STATEMENTS (continued)

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in "Realized gain (loss) on foreign currencies" and "Change in net unrealized appreciation (depreciation) of foreign currencies" in the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

During the fiscal years ended December 31, 2007 and December 31, 2006, 121,125 and 44,494 shares were issued to shareholders due to reinvestment of distributions, respectively.

On May 25, 2006, the Fund issued 2,000 Series Th Taxable Auctioned Preferred shares, $25,000 stated value per share, with a total liquidation value of $50,000,000.

3. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2007, aggregated $415,218,093 and $455,796,743, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2007, the cost of investments was $808,373,834.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2007, were as follows:

-----------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                       $  117,875,583
  Depreciation                                                        (127,867,685)
-----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $  (9,992,102)
-----------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund's tax year end, were as follows:

----------------------------------------------------------------------------
Undistributed net ordinary income *                     $                 --
Undistributed net long-term capital gains                                 --
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's tax years ended December 31, 2007 and December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007
----------------------------------------------------------------------------
Distributions from net ordinary income *                         $20,785,156
Distributions from net long-term capital gains**                  55,187,041
----------------------------------------------------------------------------

2006
----------------------------------------------------------------------------
Distributions from net ordinary income *                         $41,681,126
Distributions from net long-term capital gains                    23,218,809
----------------------------------------------------------------------------

 * Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Fund hereby designates this amount paid during the fiscal year ended
   December 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                         FUND-LEVEL FEE RATE
------------------------------------------------------------------------
For the first $500 million                                         .7000%
For the next $500 million                                          .6750
For the next $500 million                                          .6500
For the next $500 million                                          .6250
For Managed Assets over $2 billion                                 .6000
------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex-level fee rate was .1846%.

   Notes to
   FINANCIAL STATEMENTS (continued)

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
NOVEMBER 30,                             NOVEMBER 30,
-----------------------------------------------------------------------------------
2001 *                            .30%   2007                                   .25%
2002                              .30    2008                                   .20
2003                              .30    2009                                   .15
2004                              .30    2010                                   .10
2005                              .30    2011                                   .05
2006                              .30
-----------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, the sub-advisory agreement between the Adviser and the sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. BORROWINGS

On August 15, 2006, the Fund entered into a commercial paper program ($70 million maximum) with CITIBANK, N.A.'s conduit financing agency, CHARTA, LLC ("CHARTA"). CHARTA issues high grade commercial paper and uses the proceeds to make advances to the Fund. For the fiscal year ended December 31, 2007, the average daily balance of borrowings under the commercial paper program agreement was the full $70 million maximum allowed. The interest expense incurred on borrowings is recognized as "Interest expense on borrowings" in the Statement of Operations. The average annualized interest rate on such borrowings for the fiscal year ended December 31, 2007, was 5.47%. In addition to the interest expense, the Fund also pays a .21% per annum program fee, a .10% per annum liquidity fee and a .05% per annum dealer commission fee all of which are recognized as "Fees on borrowings" in the Statement of Operations.

7. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

   Notes to
   FINANCIAL STATEMENTS (continued)

8. SUBSEQUENT EVENTS

During February 2008, regularly scheduled auctions for the Taxable Auctioned Preferred shares issued by the Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many Taxable Auctioned Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Taxable Auctioned Preferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the Taxable Auctioned Preferred stock.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future Common share earnings may be lower than they otherwise might have been.

             Financial

             HIGHLIGHTS

           Financial

           HIGHLIGHTS
      Selected data for a Common share outstanding throughout each period:

                                                                            Investment Operations
                                                  -------------------------------------------------------------------------
                                                                             Distributions
                                                                                  from Net       Distributions
                                                                                Investment        from Capital
                                                                                 Income to            Gains to
                                      Beginning                        Net         Taxable             Taxable
                                         Common                  Realized/       Auctioned           Auctioned
                                          Share          Net    Unrealized       Preferred           Preferred
                                      Net Asset   Investment          Gain          Share-              Share-
                                          Value    Income(a)     (Loss)(b)        holders+            holders+        Total
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                                     $26.44         $.73        $(7.64)          $(.05)              $(.36)      $(7.32)
2006                                      22.38         1.01          5.40            (.14)               (.21)        6.06
2005                                      22.46          .84           .93            (.03)               (.16)        1.58
2004(c)                                   18.57          .88          4.56            (.05)               (.04)        5.35
2003(d)                                   17.30          .12          1.38            (.01)                 --         1.49
Year Ended 10/31:
2003                                      13.56          .85          4.38            (.05)               (.02)        5.16
---------------------------------------------------------------------------------------------------------------------------

                                                 Less Distributions
                                     -------------------------------------------
                                                                                       Offering
                                                                                          Costs
                                                                                            and
                                            Net                                         Taxable
                                     Investment      Capital                          Auctioned       Ending
                                      Income to     Gains to       Tax                Preferred       Common
                                         Common       Common    Return                    Share        Share   Ending
                                         Share-       Share-        of             Underwriting    Net Asset   Market
                                        holders      holders   Capital     Total      Discounts        Value    Value
---------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                                      $(.69)     $(1.59)    $  --     $(2.28)     $  --           $16.84   $15.88
2006                                      (1.35)       (.62)       --      (1.97)      (.03)           26.44    28.48
2005                                       (.29)      (1.37)       --      (1.66)        --            22.38    19.99
2004(c)                                    (.69)       (.63)     (.14)     (1.46)        --            22.46    20.75
2003(d)                                    (.01)       (.08)     (.13)      (.22)        --            18.57    18.73
Year Ended 10/31:
2003                                       (.97)       (.41)     (.04)     (1.42)        --            17.30    17.81
---------------------------------------------------------------------------------------------------------------------------

                             Cumulative Taxable Auctioned Preferred
                                        at End of Period                      Borrowings at End of Period
                          ---------------------------------------------       ----------------------------
                            Aggregate       Liquidation                         Aggregate
                               Amount        and Market           Asset            Amount            Asset
                          Outstanding         Value Per        Coverage       Outstanding         Coverage
                                (000)             Share       Per Share             (000)       Per $1,000
----------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                        $222,000           $25,000         $78,660            $70,000          $10,979
2006                         222,000            25,000         108,910             70,000           14,816
2005                         172,000            25,000         116,519                 --               --
2004(c)                      172,000            25,000         116,857                 --               --
2003(d)                      172,000            25,000         100,956                 --               --
Year Ended 10/31:
2003                         172,000            25,000          95,758                 --               --
----------------------------------------------------------------------------------------------------------

       Total Returns                     Ratios/Supplemental Data
     ------------------   -------------------------------------------------------
                                         Ratios to Average Net Assets Applicable
                  Based                          to Common Shares Before
                     on                            Credit/Reimbursement
                 Common      Ending Net  ----------------------------------------
        Based     Share          Assets
           on       Net   Applicable to                                       Net
       Market     Asset          Common                                Investment
      Value**   Value**    Shares (000)         Expenses++               Income++
---------------------------------------------------------------------------------
       (38.06)% (29.30)%      $476,504            2.03%                  2.71%
        54.49    27.87         745,119            1.54                   3.74
         4.75     7.42         629,649            1.28                   3.46
        19.80    30.12         631,979            1.34                   4.13
         6.49     8.69         522,576            2.31*                  4.07*
        35.40    39.80         486,814            2.51                   5.17
---------------------------------------------------------------------------------

                   Ratios/Supplemental Data
     ----------------------------------------------------
     Ratios to Average Net Assets Applicable
              to Common Shares After
             Credit/Reimbursement***
     ----------------------------------------

                                          Net   Portfolio
                                   Investment    Turnover
            Expenses++               Income++        Rate
---------------------------------------------------------------------------------
              1.68%                  3.06%            44%
              1.15                   4.13             25
               .90                   3.85             13
               .94                   4.52             14
              1.91*                  4.47*             2
              2.09                   5.59             26
---------------------------------------------------------------------------------

*    Annualized.
**    - Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

        Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

     - The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Return on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

                                                                   Total Returns
                                                          --------------------------------
                                          Common                                  Based on
                                       Shareholders          Based on         Common Share
                                       of Record on        Market Value    Net Asset Value
        ----------------------------------------------------------------------------------
        Tax Year Ended 12/31:
        2007                             December 31             (33.51)%          (24.40)%
        2006                             December 29              57.50             30.56
        2005                                     N/A                N/A               N/A
        2004(c)                                  N/A                N/A               N/A
        2003(d)                                  N/A                N/A               N/A
        Tax Year Ended 10/31:
        2003                                     N/A                N/A               N/A

       N/A The Fund did not elect to retain a portion of its realized long-term capital gains prior to the tax year ended December 31, 2006.
***   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to Taxable
       Auctioned Preferred shareholders.
     - Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares and borrowings, where applicable.
     - For periods ended prior to December 31, 2004, each ratio included the effect of the net interest expense incurred on interest rate swap transactions as follows:

        Year Ended 12/31:
        2003(d)                                            .91*
        Year Ended 10/31:
        2003                                              1.03

     - Each ratio includes the effect of the interest expense paid on borrowings as follows:

                                       Ratio of Borrowing Interest Expense to
                               Average Net Assets Applicable to Common Shares
        ---------------------------------------------------------------------
        Year Ended 12/31:
        2007                                                       .57%
        2006                                                       .21
        2005                                                        --
        2004(c)                                                     --
        2003(d)                                                     --
        Year Ended 10/31:
        2003                                                        --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Net of federal corporate income taxes on long-term capital gains retained by the Fund of $1.21 and $0.56 per share for the fiscal years ended December 31, 2007 and December 31, 2006, respectively .
(c) For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(d)   For the period November 1, 2003 through December 31, 2003.
                                 See accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board               ANNUAL                             (1994-November 12, 2007),
  Chicago, IL 60606         and Board Member                                           Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                                       Officer (1996-June 30, 2007)
                                                                         184           of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other
                                                                                       subsidiaries of Nuveen
                                                                                       Investments, Inc.; formerly,
                                                                                       Director (1992-2006) of
                                                                                       Institutional Capital
                                                                                       Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
- ROBERT P. BREMNER
  8/22/40                   Lead Independent        1997                 184           Private Investor and
  333 W. Wacker Drive       Board member            CLASS III                          Management Consultant.
  Chicago, IL 60606
- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private phil-
  Chicago, IL 60606                                                                    anthropic corporation (since
                                                                                       1996); Director and Vice
                                                                                       Chairman, United Fire Group,
                                                                                       a publicly held company;
                                                                                       Member of the Board of
                                                                                       Regents Companies; for the
                                                                                       State of Iowa University
                                                                                       System; Director, Gazette
                                                                                       Life Trustee of Coe College
                                                                         184           and Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.
- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the University
                                                                                       of Connecticut (2003-2006);
                                                                                       previously, Senior Vice
                                                                                       President and Director of
                                                                                       Research at the Federal
                                                                         184           Reserve Bank of Chicago
                                                                                       (1995-2003); Director (since
                                                                                       1997), Credit Research Center
                                                                                       at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005) Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            ANNUAL                             Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.
- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).
- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       (2005-12/2007); Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:
- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief Administrative                                        Managing Director (since
  333 W. Wacker Drive       Officer                 1988                                2002), Assistant Secretary
  Chicago, IL 60606                                                                     and Associate General
                                                                                        Counsel, formerly, Vice
                                                                                        President and Assistant
                                                                                        General Counsel, of Nuveen
                                                                                        Investments, LLC; Managing
                                                                                        Director (since 2002),
                                                                                        Associate General Counsel and
                                                                                        Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002), Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since 2003),
                                                                                        Tradewinds Global Inves-
                                                                                        tors, LLC, and Santa Barbara
                                                                                        Asset Management, LLC (since
                                                                                        2006); Nuveen HydePark Group
                                                                                        LLC and Richards & Tierney,
                                                                                        Inc. (since 2007); Managing
                                                                                        Director, Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary of Rittenhouse
                                                                                        Asset Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and Assistant
                                                                                        Secretary (since 1994) of
                                                                                        Nuveen Investments, Inc.,
                                                                                        Assistant Secretary (since
                                                                                        2003) of Symphony Asset
                                                                                        Management LLC.
- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products of
  Chicago, IL 60606                                                       120           Nuveen Investments, LLC,
                                                                                        (since 1999), prior thereto,
                                                                                        Managing Director of
                                                                                        Structured Investments.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director
  333 W. Wacker Drive       Vice President          2004                                (2002-2005), formerly
  Chicago, IL 60606                                                                     Vice President (since
                                                                          184           2002) of Nuveen
                                                                                        Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.
- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.
- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.
- PETER H. D(#)ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.
- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.
- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.
- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.
- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).
- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset Manage-
                                                                                        ment, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).
- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). Prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).
- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.
- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors, LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management, LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2008); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

   OTHER USEFUL INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION


The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.


You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.


CEO Certification Disclosure


The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


Distribution Information


Nuveen Real Estate Income Fund (JRS) hereby designates 0.00% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 0.00% as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.


Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


We offer many different investing solutions for our clients' different needs.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.


Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-A-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF




                                    Share prices
                                    Fund details
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                                    Investor education
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

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         Nuveen Real Estate Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                       AUDIT FEES BILLED   AUDIT-RELATED FEES   TAX FEES BILLED     ALL OTHER FEES
FISCAL YEAR ENDED                         TO FUND (1)      BILLED TO FUND (2)     TO FUND (3)     BILLED TO FUND (4)
-----------------                      -----------------   ------------------   ---------------   ------------------
December 31, 2007                          $22,100                $ 0                $1,000            $10,300
                                           -------                ---                ------            -------
Percentage approved pursuant to
   pre-approval exception                        0%                 0%                    0%                 0%
                                           -------                ---                ------            -------
December 31, 2006                          $21,000                $ 0                $  800            $ 3,950
                                           -------                ---                ------            -------
Percentage approved pursuant to
   pre-approval exception                        0%                 0%                    0%                 0%

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds and Commercial Paper.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

                                        AUDIT-RELATED FEES    TAX FEES BILLED      ALL OTHER FEES
                                        BILLED TO ADVISER      TO ADVISER AND    BILLED TO ADVISER
                                       AND AFFILIATED FUND    AFFILIATED FUND   AND AFFILIATED FUND
FISCAL YEAR ENDED                       SERVICE PROVIDERS    SERVICE PROVIDERS   SERVICE PROVIDERS
-----------------                      -------------------   -----------------  -------------------
December 31, 2007                              $ 0                  $ 0                 $ 0
                                               ---                  ---                 ---
Percentage approved pursuant to
   pre-approval exception                        0%                   0%                  0%
                                               ---                  ---                 ---
December 31, 2006                              $ 0                  $ 0                 $ 0
                                               ---                  ---                 ---
Percentage approved pursuant to
   pre-approval exception                        0%                   0%                  0%

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

                                                                TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE      TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
FISCAL YEAR ENDED                         BILLED TO FUND       REPORTING OF THE FUND)          ENGAGEMENTS)         TOTAL
-----------------                      --------------------   ------------------------   -----------------------  -------
December 31, 2007                            $11,300                     $ 0                       $ 0            $11,300
December 31, 2006                            $ 4,750                     $ 0                       $ 0            $ 4,750

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated ("SC-R&M") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

SC-R&M may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, SC-R&M has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, SC-R&M will establish a proxy committee and appoint a proxy administrator. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the SC-R&M's proxy voting procedures and guidelines are available upon request by contacting your client service representative.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated ("SC-R&M") for a portion of the registrant's investments. (SC-R&M is also referred to as "Sub-Adviser".) SC-R&M, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8 (a)(1).   PORTFOLIO MANAGEMENT TEAM FROM SECURITY CAPITAL RESEARCH &
MANAGEMENT INCORPORATED

                           ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 34 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

                           KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 26 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

                           KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 20 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

ITEM 8 (a)(2).   OTHER ACCOUNTS MANAGED BY SECURITY CAPITAL RESEARCH &
MANAGEMENT INCORPORATED

------------------------------------------------------------------------------------------------------
       Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund ("Funds")
                   Security Capital Research & Management Incorporated ("Adviser")
------------------------------------------------------------------------------------------------------
(a)(1) Identify portfolio     (a)(2) For each person identified in column (a)(1), provide number of
manager(s) of the Adviser     accounts other than the Funds managed by the person within each
to be named in the Fund       category below and the total assets in the accounts managed within
prospectus                    each category below
----------------------------- ------------------------------------------------------------------------
                              Registered              Other Pooled            Other Accounts
                              Investment              Investment
                              Companies               Vehicles
                              ----------------------- ----------------------- ------------------------
                              Number     Total        Number     Total        Number     Total
                              of         Assets       of         Assets       of         Assets
                              Accounts   ($billions)  Accounts   ($billions)  Accounts   ($billions)
----------------------------- ---------- -----------  ---------  -----------  ---------  -------------

----------------------------- ---------- -----------  ---------  -----------  ---------  -------------
Anthony R. Manno Jr.              4      $0.9             1      $1.0            491     $1.6
----------------------------- ---------- -----------  ---------  -----------  ---------  -------------

Kenneth D. Statz                  4      $0.9             1      $1.0            483     $1.6
----------------------------- ---------- -----------  ---------  -----------  ---------  -------------

Kevin W. Bedell                   4      $0.9             1      $1.0            490     $1.6
----------------------------- ---------- -----------  ---------  -----------  ---------  -------------


---------------------------------------------------------------------------------------------------
    Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund ("Funds")
                Security Capital Research & Management Incorporated ("Adviser")
---------------------------------------------------------------------------------------------------
(a)(1) Identify portfolio      (a)(3) PERFORMANCE FEE ACCOUNTS.   For each of the categories
manager(s) of the Adviser      in column (a)(2), provide number of accounts and the total
to be named in the Fund        assets in the accounts with respect to which the ADVISORY FEE
prospectus                     IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------------------------  --------------------------------------------------------------------
                               Registered           Other Pooled Investment   Other Accounts
                               Investment           Vehicles
                               Companies
                               -------------------  -----------------------  -----------------------
                               Number    Total      Number       Total       Number     Total
                               of        Assets     of           Assets      of         Assets
                               Accounts             Accounts                 Accounts   ($billions)
-----------------------------  --------  --------   -----------  ----------  ---------- ------------

-----------------------------  --------  --------   -----------  ----------  ---------- ------------
Anthony R. Manno Jr.               -         -            -           -           2     $0.2
-----------------------------  --------  --------   -----------  ----------  ---------- ------------

Kenneth D. Statz                   -         -            -           -           2     $0.2
-----------------------------  --------  --------   -----------  ----------  ---------- ------------

Kevin W. Bedell                    -         -            -           -           2     $0.2
-----------------------------  --------  --------   -----------  ----------  ---------- ------------


POTENTIAL MATERIAL CONFLICTS OF INTEREST

         As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the "Funds"). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

         Responsibility for managing SC-R&M's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

         SC-R&M may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for SC-R&M or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SC-R&M may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. SC-R&M may be perceived as causing accounts it manages to participate in an offering to increase SC-R&M's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If SC-R&M manages accounts that engage in short sales of securities of the type in which the Funds invests, SC-R&M could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

         SC-R&M has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

         Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with SC-R&M's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

ITEM 8 (a)(3).   FUND MANAGER COMPENSATION


         The Portfolio Managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The principal form of compensation for SC-R&M's professionals is a base salary and target bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of SC-R&M's parent company, JPMorgan Chase & Co., which vests over a two-year period or (b) in self directed parent company mutual funds which vests over a three-year period, depending on the investment election of the professional. Actual bonus paid is a function of SC-R&M achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Funds.

ITEM 8 (a)(4).

OWNERSHIP OF JRS SECURITIES AS OF DECEMBER 31, 2007.

--------------------- ---------- ------------ ----------------- ------------------- -------------------- ------------- -------------
Portfolio Manager     None       $1-$10,000   $10,001-$50,000   $50,001-$100,000    $100,001-$500,000    $500,001 -    over
                                                                                                         $1,000,000    $1,000,000
--------------------- ---------- ------------ ----------------- ------------------- -------------------- ------------- -------------
Anthony R. Manno Jr.      X
--------------------- ---------- ------------ ----------------- ------------------- -------------------- ------------- -------------
Kenneth D. Statz          X
--------------------- ---------- ------------ ----------------- ------------------- -------------------- ------------- -------------
Kevin W. Bedell           X
--------------------- ---------- ------------ ----------------- ------------------- -------------------- ------------- -------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.